SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 1, 1999


                               RGC RESOURCES, INC.
                       (Successor to Roanoke Gas Company)
             (Exact name of Registrant as specified in its charter)

         Virginia                  070-09391               54-1909697
      (State or other             (Commission            (IRS Employer
       jurisdiction of            File Number)         Identification No.)
       incorporation)


            519 Kimball Avenue, N.E.
               Roanoke, Virginia                          24016
    (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (540) 777-4427


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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     As previously reported, at the 1999 Annual Meeting of Shareholders of Roanoke Gas Company ("Roanoke Gas") held on March 31, 1999 (the "Roanoke Gas Annual Meeting"), the shareholders of Roanoke Gas approved an Agreement and Plan of Merger and Reorganization ("Merger Agreement") as part of a reorganization of Roanoke Gas into a holding company structure (the "Reorganization"). On May 24, 1999, the Agreement and Plan of Merger and Reorganization was amended and restated, as permitted by the Agreement, to permit Roanoke Gas shareholders to retain their current share certificates as evidence of their ownership interest in RGC Resources, Inc. As described in the Proxy Statement of Roanoke Gas and Prospectus of RGC Resources, Inc. ("Resources") dated February 5, 1999 (the "Proxy Statement/Prospectus"), the Merger Agreement provided for a merger (the "Merger"), which became effective after the close of business on July 1, 1999 (the "Effective Time"), pursuant to which the holders of shares of Roanoke Gas common stock outstanding at the Effective Time automatically became holders of shares of common stock of Resources, the successor issuer to Roanoke Gas, with each share of Roanoke Gas common stock outstanding at the Effective Time being converted into one share of Resources common stock, $5.00 par value per share ("Resources Common Stock"). As a result of the Merger, Resources became the holding company for Roanoke Gas.

     The shares of Resources Common Stock issued pursuant to the Merger were registered under the Securities Act of 1933 pursuant to Resources' Registration Statement on Form S-4 (No. 333-67311, filed January 28, 1999). Reference is made to the Proxy Statement/Prospectus included in such Registration Statement for additional information regarding the Reorganization, including a description of Resources Common Stock.

     Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934 ("Exchange Act"), Resources Common Stock is deemed to be registered under Section 12(g) of the Exchange Act. Resources shares were approved for quotation and listed on the Nasdaq National Market System. Roanoke Gas is delisting the Roanoke Gas Company common stock from the Nasdaq National Market System and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the Roanoke Gas Company common stock.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits - See Exhibit Index.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROANOKE GAS COMPANY



                                            By s/John B. Williamson, III
                                                 John B. Williamson, III
                                                 President and CEO


Date: July 2, 1999

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                                  EXHIBIT INDEX

Exhibit No.    Description
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2              Amended and Restated Agreement and Plan of Merger and
               Reorganization

99             Press Release

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